     As filed with the Securities and Exchange Commission on April 23, 2003

================================================================================

                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[_]      Pre-Effective Amendment No.
[_]      Post-Effective Amendment No.
                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[_]      Amendment No.


             PAFM - Nicholas-Applegate/NFJ Convertible & Income Fund (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (212) 739-3369
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
                         Joseph B. Kittredge, Jr., Esq.
                                  Ropes & Gray
                             One International Place
                          Boston, Massachusetts 02110


                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/   Registration Fee
------------------------------------     ------------        ------------------    ----------------    -------------------
Common Shares, par value $0.00001        1,000 Shares             $ 15.00               $ 15,000             $ 1.22
-------------------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


 PRELIMINARY PROSPECTUS           SUBJECT TO COMPLETION                   , 2003
--------------------------------------------------------------------------------

     SHARES

                                                                     [PAFM LOGO]

[PAFM -
Nicholas-Applegate/NFJ Convertible & Income Fund]

COMMON SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of high current income and capital appreciation.

PORTFOLIO CONTENTS / PORTFOLIO MANAGEMENT RESPONSIBILITIES. Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The Fund may invest up to 20% of its total assets in other types of securities. The Fund has two sub-advisers, one of which manages a "convertible/high yield" component of the Fund's portfolio and the other an "equity income" component of the portfolio. The convertible/high yield component focuses on convertible securities and non-convertible income-producing securities, including high-yield debt securities, and is expected to represent approximately 75% of the Fund's portfolio immediately after this offering. The equity income component focuses on income-producing (e.g., dividend-paying) common stocks, and is expected to represent approximately 25% of the Fund's portfolio immediately after this offering. If, as expected, the Fund issues preferred shares to add leverage to the portfolio, the net proceeds of that offering will be designated as part of the convertible/high yield component only, such that the convertible/high yield component would at that time represent approximately 83% (and the equity income component approximately 17%) of the Fund's portfolio. See "Preferred Shares and related leverage." The two components will not ordinarily be rebalanced. Therefore, the percentage of the Fund's assets represented by each component will vary over time and from time to time based on relative investment performance as well as market fluctuations and other factors. The Fund may invest without limit in debt securities that are below investment grade quality and expects that ordinarily the sub-adviser's strategies will result in the convertible/high yield component investing primarily in these securities. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. There can be no assurance that the Fund will achieve its investment objective.

NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The Fund has applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be
"    ."

Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page __. Certain of these risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page __.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                  PROCEEDS
                           PRICE TO PUBLIC      SALES LOAD         TO FUND
   -----------------------------------------------------------------------
   Per share               $   15.000        $    0.675       $   14.325
   -----------------------------------------------------------------------
   Total
   -----------------------------------------------------------------------

In addition to the sales load, the Fund will pay offering expenses of up to
$0.03 per share, estimated to total $       , which will reduce the "Proceeds
to Fund" set forth above. PIMCO Advisors Fund Management LLC has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per share.

The underwriters expect to deliver the common shares to purchasers on or about
       ,2003.
[UNDERWRITERS]

(continued from previous page)
The Fund presently intends to leverage its convertible/high yield component by issuing preferred shares representing approximately 32% of the Fund's total capital (and approximately 38% of the Fund's total capital attributable to the convertible/high yield component) immediately after issuance of the preferred shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of preferred shares. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Fees and expenses paid by the Fund are borne entirely by the holders of the Fund's common shares (and not by the holders of preferred shares, if any). See "Preferred Shares and related leverage" and "Risks--Leverage Risk."

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated         , 2003, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase, at the initial offering price per common share minus a commission as set forth under "Underwriting," up
to         additional common shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Until        (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus Summary.......................................................
Summary of Fund expenses.................................................
The Fund.................................................................
Use of proceeds..........................................................
The Fund's investment objective and strategies...........................
Preferred shares and related leverage....................................
Risks....................................................................
How the Fund manages risk................................................
Management of the Fund...................................................
Net asset value..........................................................
Distributions............................................................
Dividend reinvestment plan...............................................
Description of shares....................................................
Anti-takeover and other provisions in the Declaration of Trust...........
Repurchase of Common Shares; conversion to open-end fund.................
Tax matters..............................................................
Underwriting.............................................................
Shareholder servicing agent, custodian and transfer agent................
Legal matters............................................................
Table of contents for the Statement of Additional Information............
Appendix A--Description of Securities Ratings............................

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

Nicholas-Applegate/NFJ Convertible & Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

THE OFFERING

The Fund is offering            common shares of beneficial interest, with a par
value of $0.00001 per share, at $15.00 per share through a group of underwriters
(the "Underwriters") led by            . The common shares of beneficial
interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an
option to purchase up to          additional Common Shares to cover orders in
excess of Common Shares. See "Underwriting." PIMCO Advisors Fund Management LLC (the "Manager"), the Fund's investment manager, has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per Common Share.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return through a combination of high current income and capital appreciation. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities, including debt securities and income-producing (e.g., dividend-paying) common stocks. See "Portfolio Contents" below. In seeking to achieve its investment objective, the Fund expects ordinarily to invest a substantial portion of its assets in "high yield" securities or "junk bonds" and to leverage its convertible/high yield component by offering preferred shares of beneficial interest ("Preferred Shares") representing approximately 32% of the Fund's total capital immediately after their issuance. The Fund cannot assure you that it will achieve its investment objective.

PORTFOLIO MANAGEMENT RESPONSIBILITIES - CONVERTIBLE/HIGH YIELD AND EQUITY INCOME COMPONENTS

The Fund has two sub-advisers, Nicholas-Applegate Capital Management LLC ("NACM") and NFJ Investment Group L.P. ("NFJ"), each of which manages a portion of the Fund's portfolio. NACM and NFJ are each affiliates of the Manager and are sometimes referred to in this Prospectus as "Portfolio Managers." See "Management of the Fund - Portfolio Managers."

The portion of the Fund's portfolio managed by NACM (the "Convertible/High Yield Component") will represent approximately 75% of the Fund's total net assets immediately after completion of this offering. NFJ will manage the balance of the Fund's portfolio (the "Equity Income Component"), initially representing approximately 25% of the Fund's total net assets. The types of investments that will ordinarily comprise the Convertible/High Yield Component, on the one hand, and the Equity Income Component, on the other, are described under "Portfolio Contents" below.

As noted, the Fund expects to issue Preferred Shares representing approximately 32% of the Fund's total capital immediately after their issuance. To the extent that the Fund does so, all of the net proceeds of the Preferred Share offering, and the associated leverage, will be designated as part of the Convertible/High Yield Component of the Fund, subject to the day-to-day investment discretion of NACM. The Convertible/High Yield Component would at that time represent approximately 83%, and the Equity Income Component approximately 17%, of the Fund's total net assets. This means that the Convertible/High Yield Component, considered in isolation, would be leveraged in an amount representing approximately 38% of the Fund's total capital attributable to that Component immediately after issuance of the Preferred Shares, and no corresponding leverage would be attributed to the Equity Income Component.

The Fund does not currently intend to rebalance its portfolio (either after this offering or after any offering of Preferred Shares) in order to maintain the initial asset allocations among the Convertible/High Yield Component and the Equity Income Component described above. Accordingly, it is expected that the relative percentage of the Fund's assets represented by each Component will vary over time and from time to time in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may be significantly higher or lower than the initial allocations described above at any time or from time to time, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. In unusual circumstances, the Manager may cause the Components to be adjusted by reallocating assets from one Component to another based on market conditions and other factors, although it has no current intention to do so. To the extent the Manager does so, any such reallocation would result in additional transaction costs for the Fund and may increase the amount of capital gains (and, in particular, short term gains) realized by the Fund, on which shareholders may pay tax.

PORTFOLIO MANAGEMENT STRATEGIES

CONVERTIBLE/HIGH YIELD COMPONENT. In selecting investments for the Convertible/High Yield Component, NACM attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for investment, rather than relying exclusively on rating agencies or third-party research. The NACM portfolio management team utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to NACM's assessment of their credit characteristics.

EQUITY INCOME COMPONENT. In selecting investments for the Equity Income Component, NFJ considers an initial selection universe consisting of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. NFJ classifies the universe by industry, and then identifies the most undervalued stocks in each industry based mainly on relative price-to-earnings (P/E) ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, NFJ buys for the Equity Income Component approximately 25 stocks with the highest dividend yields. NFJ then screens the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, NFJ buys approximately 25 additional stocks with the lowest P/E ratios. In selecting stocks, NFJ considers quantitative factors such as price momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuations relative to the overall market and trading liquidity. NFJ will ordinarily replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the current holding.

PORTFOLIO CONTENTS

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including high-yield and other debt securities and income-producing (e.g., dividend-paying) common stocks. The Fund may invest up to 20% of its total assets in other types of securities. The following describes the portfolio characteristics of the Convertible/High Yield Component and Equity Income Component of the Fund.

CONVERTIBLE/HIGH YIELD COMPONENT. The portion of the Convertible/High Yield Component invested in convertible securities, on the one hand, and in non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Convertible/High Yield Component may be invested entirely in convertible securities and non-convertible income-producing securities that are below investment grade quality, and it is expected that ordinarily NACM's portfolio strategies will result in this Component being invested primarily in these securities. The Convertible/High Yield Component will be invested in securities with a broad range of maturities. The weighted average maturity of the Convertible/High Yield Component will typically range from five to ten years, although the weighted average maturity of obligations held may be shorter or longer at any time or from time to time depending on market conditions. The Convertible/High Yield Component may invest in securities of companies with smaller market capitalizations. It may also invest without limit in American Depository Receipts ("ADRs"), and up to an additional 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.

EQUITY INCOME COMPONENT. Under normal circumstances, the Equity Income Component will invest principally in common stocks. A substantial portion of those investments will be income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Equity Income Component may also invest in other types of equity securities, such as preferred stocks, and may invest in securities of companies with smaller market capitalizations. In managing the Equity Income Component, NFJ may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. The Equity Income Component may invest without limit in ADRs, and may invest up to an additional 10% of its total assets in other securities of foreign issuers, securities denominated in foreign currencies and securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries.

The following provides additional information regarding the principal types of securities in which the Fund and each of its Components will invest. For more detailed descriptions, see "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

CONVERTIBLE SECURITIES
The Convertible/High Yield Component may invest without limit in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible Securities."

SYNTHETIC CONVERTIBLE SECURITIES
The Convertible/High Yield Component may also invest without limit in "synthetic" convertible securities, which combine separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. Synthetic securities, including convertible structured notes, may be created by other parties, typically investment banks. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. See "The Fund's investment objective and strategies--Synthetic Convertible Securities."

NON-CONVERTIBLE INCOME-PRODUCING SECURITIES
The non-convertible income-producing securities in which the Convertible/High Yield Component may invest, include, but are not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. These investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

HIGH YIELD SECURITIES
The Convertible/High Yield Component may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality. It is expected that ordinarily NACM's portfolio strategies will result in this Component investing primarily in these securities. Below investment grade securities are securities rated, at the time of investment, below the four highest grades (i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's (" S&P")) or securities that are unrated but judged to be of comparable quality by NACM. Below investment grade debt securities are sometimes referred to as "high yield" securities or "junk bonds." These investments may include high yield securities of any rating, including securities given the lowest non-default rating (C by Moody's or S&P, as described in Appendix A) or unrated securities judged to be of comparable quality by NACM. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Securities in the lowest investment grade category (i.e., Baa by Moody's or BBB by S&P) also may be considered to possess some speculative characteristics. The Convertible/High Yield Component may also invest in distressed securities that are in default or the issuers of which are in bankruptcy. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities."

EQUITY SECURITIES
The Equity Income Component will normally invest principally in common stocks, a substantial portion of which will be income-producing (e.g., dividend-paying) common stocks. This Component may also invest in other types of equity securities, such as preferred stocks. The Convertible/High Yield Component will often have substantial exposure to equity securities as well, by virtue of the equity component of the convertible securities in which it invests, and may hold equity securities directly upon conversion of a convertible security or through direct investments in preferred stocks. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

RULE 144A SECURITIES
The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on illiquid securities, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

PROPOSED OFFERING OF PREFERRED SHARES AND OTHER FORMS OF LEVERAGE

Subject to market conditions, approximately one to three months after completion of this offering, the Fund presently intends to add leverage to its Convertible/High Yield Component by offering Preferred Shares representing approximately 32% of the Fund's total capital (and approximately 38% of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after issuance of the Preferred Shares. Accordingly, all of the net proceeds of the Preferred Share offering would be designated as part of the Convertible/High Yield Component, subject to the day-to-day investment discretion of NACM, and no corresponding leverage would be attributed to the Equity Income Component. As a result of such leverage, it is expected that the Convertible/High Yield Component would at that time represent approximately 83%, and the Equity Income Component approximately 17%, of the Fund's total net assets.

The issuance of Preferred Shares will leverage your investment in the Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue Preferred Shares or that, if Preferred Shares are issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The Fund currently intends that the net proceeds obtained from selling the Preferred Shares will be invested by NACM in convertible and non-convertible income-producing securities of the types in which the Convertible/High Yield Component ordinarily invests. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible/High Yield Component." The Preferred Shares will pay dividends typically based on short-term interest rates, which normally will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the securities and other investments purchased with the net proceeds of the Preferred Shares sold exceeds Preferred Share dividend rates as reset periodically, these investments will generate more income than will be needed to pay dividends on the Preferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders") than if leverage were not used through the issuance of Preferred Shares. The Fund may also add leverage by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. The holders of Preferred Shares ("Preferred Shareholders"), if any are issued, would have certain voting rights in addition to and separate from the voting rights of the Common Shareholders. See "Preferred shares and related leverage," "Description of shares--Preferred Shares" and "Risks--Leverage Risk." In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are
estimated to be approximately   % of the total dollar amount of a Preferred
Share offering), which will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. The Fund's Board of Trustees will determine whether any Preferred Shares will be issued based in part on the recommendations from the Manager and NACM as to market conditions and other factors. See "Description of shares--Preferred Shares."

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to % of the Fund's average daily total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2003, the Manager had approximately $ billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including
NACM, had approximately $      billion in assets under management.

PORTFOLIO MANAGERS

The Manager has retained its affiliates, NACM and NFJ, as sub-advisers for the Fund, each to manage a portion of the Fund's portfolio investments. NACM and NFJ are sometimes referred to in this Prospectus as "Portfolio Managers."

NACM will serve as the Fund's sub-adviser responsible for managing the portfolio investments of the Fund's Convertible/High Yield Component. Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the assets of the Convertible/High Yield Component. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and
individuals. As of March 31, 2003, NACM had approximately $      billion in
assets under management.

NFJ will serve as the Fund's sub-adviser responsible for managing the portfolio investments of the Fund's Equity Income Component. Subject to the supervision of the Manager, NFJ has full investment discretion and makes all determinations with respect to the investment of the assets of the Equity Income Component. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of March 31, 2003, NFJ had
approximately $     billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to the Portfolio Managers in return for their services.

DISTRIBUTIONS

Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to you at a level rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on any Preferred Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income (after it pays accrued dividends on any outstanding Preferred Shares). In addition, at least annually, the Fund intends to distribute to you your pro rata share of any available net capital gain. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

LISTING

The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be " " See "Description of shares--Common Shares."

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

        will serve as a shareholder servicing agent for the Fund.
will serve as custodian of the Fund's assets. PFPC Inc. will serve as the Fund's transfer and dividend disbursement agent. See "Shareholder servicing agent, custodian and transfer agent."

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid by the Fund, and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. See "Use of proceeds." In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand. See "Preferred Shares and related leverage," "Risks," "Description of shares" and "Repurchase of Common Shares; conversion to open-end fund" in this Prospectus, and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK CONSIDERATIONS

NO OPERATING HISTORY
The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

MARKET DISCOUNT RISK
As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and selling expenses paid by the Fund, and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

CONVERTIBLE SECURITIES RISK
The Convertible/High Yield Component may invest without limit in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. See "Risks--Convertible Securities Risk."

SYNTHETIC CONVERTIBLE SECURITIES RISK
The Convertible/High Yield Component may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Risks--Convertible Securities Risk" and "Risks--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risks--Synthetic Convertible Securities Risk."

CREDIT RISK/HIGH YIELD RISK
Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the issuer of a reference security experiences a decline in its financial status. The Fund's Convertible/High Yield Component may invest without limit in debt securities that are below investment grade quality, and the Fund expects that ordinarily NACM's portfolio strategies will result in this Component investing primarily in these securities. Debt securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The Convertible/High Yield Component may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities," "Risks--Credit Risk" and "Risks--High Yield Risk" for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

INTEREST RATE RISK
Generally, when market interest rates fall, the prices of convertible and other debt obligations rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio, and particularly in its Convertible/High Yield Component, will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term obligations generally fluctuate more than prices of shorter-term obligations as interest rates change. Because the weighted average maturity of securities in the Convertible/High Yield Component typically will range from five to ten years, the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Component invested mainly in short-term obligations. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk."

EQUITY SECURITIES AND RELATED MARKET RISK
The Equity Income Component will normally invest principally in common stocks, a substantial portion of which will be income-producing (e.g., dividend-paying) common stocks, and may also invest in other types of equity securities, such as preferred stocks. The Convertible/High Yield Component will often have substantial exposure to equity securities as well, by virtue of the equity component of the convertible securities in which it invests, and may hold securities directly upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than debt and other income-producing securities.

VALUE SECURITIES RISK
The Equity Income Component will tend to focus its investments in companies that may not be expected to experience significant earnings growth, but whose securities NFJ believes are selling at a price lower than their true value. These so-called "value" securities may be issued by companies that have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NFJ's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value anticipated.

ISSUER RISK
The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGE RISK
The Fund presently intends to leverage its Convertible/High Yield Component by issuing Preferred Shares representing approximately 32% of the Fund's total capital (and approximately 38% of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after their issuance. The Fund may also use leverage by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund's use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. Leverage will cause the value of the Common Shares to be more volatile than if the Fund did not use leverage. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that dividends on Preferred Shares will be based on short-term rates of return (which would be redetermined periodically, pursuant to an auction process), and that NACM will invest the net proceeds of the Preferred Shares in convertible and non-convertible income-producing securities of the types in which the Convertible/High Yield Component ordinarily invests. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible/High Yield Component." So long as the rate of return, net of applicable Fund expenses, on the securities and other investments purchased with these net proceeds exceeds Preferred Share dividend rates as reset periodically, these investments will generate more income than will be needed to pay dividends on the Preferred Shares. If, however, long- and/or short-term rates rise, which may be more likely because market interest rates are currently near their lowest levels in many years, the Preferred Share dividend rate could approach or exceed the rate of return on the investments held by the Fund that were acquired during periods of generally lower interest rates, reducing returns to Common Shareholders.

Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates two major types of risks for Common
Shareholders:

..    the likelihood of greater volatility of net asset value and market price of
     Common Shares, because changes in the value of the Fund's portfolio securities (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

..    the possibility either that Common Share income will fall if the Preferred
     Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.

Because the fees received by the Manager are based on the total managed assets of the Fund (including assets attributable to any Preferred Shares and other forms of leverage that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares or utilize other forms of leverage, which may create a conflict of interest between the Manager and the holders of the Common Shares.

COMPONENT WEIGHTING
As noted under "Investment Objective and Strategies," the Fund does not currently intend to rebalance its portfolio (either after this offering or after any offering of Preferred Shares) in order to maintain the initial asset allocations among the Convertible/High Yield Component and the Equity Income Component described above (expected to be approximately 75%/25% immediately after this offering and approximately 83%/17% immediately after the expected issuance of Preferred Shares). Accordingly, it is expected that the relative percentage of the Fund's assets represented by each Component will vary over time and from time to time in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may be significantly higher or lower than the initial allocations described above at any time or from time to time, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. For instance, an investment in the Fund would be more susceptible to the risks associated with equity securities if the Equity Income Component were to appreciate in value more so (in relative terms) than the Convertible/High Yield Component or, on the other hand, more susceptible to the risks associated with convertible and high yield securities if the Equity Income Component were to depreciate in value more so (in relative terms) than the Convertible/High Yield Component. In unusual circumstances, the Manager may cause the Components to be adjusted by reallocating assets from one Component to another based on market conditions and other factors, although it has no current intention to do so.

LIQUIDITY RISK
The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

FOREIGN (NON-U.S.) INVESTMENT RISK
The Convertible/High Yield Component may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, and the Equity Income Component may invest up to 10% of its total assets in securities of foreign issuers, securities denominated in foreign currencies, and securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries. Both Components may invest without limit in ADRs, which are not counted for purposes of the limitations noted above.

The Fund's investments in foreign securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The value of any securities held by the Equity Income Component that are denominated in foreign currencies may fluctuate based on changes in the value of those currencies to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of any such securities. The values of these foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign settlement procedures may involve additional risks.

Foreign investment risk may be particularly high to the extent that the Equity Income Component invests in securities of issuers based in developing or "emerging market" countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries.

SMALLER COMPANY RISK
The general risks associated with equity securities as well as convertible and other corporate debt securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

DERIVATIVES RISK
The Convertible/High Yield Component may utilize derivative instruments for investment purposes, including as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Component may invest (including pending investment of the proceeds of this offering). The Convertible/High Yield Component may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. The Equity Income Component will generally use derivatives, if at all, for risk management and hedging purposes, but may also use them for investment purposes (including pending investment of the proceeds of this offering). The Fund may also use derivatives to leverage its assets, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares.

The types of derivative instruments that may be used by the Fund include, but are not limited to, warrants, options contracts, futures contracts, options on futures contracts, swap agreement and short sales, and may relate to individual stocks or bonds, as well as securities indices, interest rates and currencies. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund or either of its Components will engage in these transactions when that would be beneficial.

COUNTERPARTY RISK
The Fund will be subject to credit risk with respect to the counterparties to derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REITs AND MORTGAGE-RELATED RISK
The Convertible/High Yield Component may invest in REITs, which will involve certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Convertible/High Yield Component may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Convertible/High Yield Component's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REINVESTMENT RISK
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

INFLATION RISK
Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. NACM, NFJ, and their respective portfolio management teams will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ANTI-TAKEOVER PROVISIONS
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Holders of Preferred Shares, if any are issued, will have voting rights in addition to and separate from the voting rights of Common Shareholders in certain of these situations. See "Anti-takeover and other provisions in the Declaration of Trust." The holders of Preferred Shares, on the one hand, and the holders of Common Shares, on the other, may have interests that conflict in these situations. These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK
The war with Iraq and continuing occupation of the country by coalition forces is likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation, and the potential costs of rebuilding the Iraqi infrastructure and political systems, cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

SUMMARY OF FUND EXPENSES

The following table and the expenses shown assume the issuance of Preferred Shares in an amount equal to 32% of the Fund's capital (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)..............................          4.50%
     Offering Costs Borne by the Fund (as a percentage of offering price)........              %  (1)(2)
     Dividend Reinvestment Plan Fees.............................................           None  (3)

                                                     PERCENTAGE OF NET ASSETS
                                                          ATTRIBUTABLE TO
                                                           COMMON SHARES
                                                     (ASSUMING THE ISSUANCE OF
                                                       PREFERRED SHARES)(4)
------------------------------------------------------------------------------
Annual Expenses
     Management Fees+.............................                    %
     Other Expenses...............................                    % (1)(2)
     Total Annual Expenses........................                    %

----------
(1) The Manager has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per Common Share (0.2% of the offering price).

(2) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately % of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 32% of the Fund's capital (after their issuance) these offering costs are estimated to be
     approximately $   or approximately $    per Common Share ( % of the
     offering price). These offering costs are not included among the expenses shown in these tables.

(3) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4) The table presented in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                     PERCENTAGE OF NET ASSETS
                                                          ATTRIBUTABLE TO
                                                           COMMON SHARES
                                                     (ASSUMING NO PREFERRED
                                                       SHARES ARE ISSUED OR
                                                           OUTSTANDING)
   ---------------------------------------------------------------------------
     Annual Expenses
          Management Fees+.........................                     %
          Other Expenses...........................                     % (1)
          Total Annual Expenses....................                     %

+ Although the Fund's management fees are calculated based on total managed assets, the Fund's total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage or other borrowings except through the issuance of Preferred Shares.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues
approximately            Common Shares. If the Fund issues fewer Common Shares,
all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend reinvestment plan."

As required by relevant Securities and Exchange Commission regulations, the
following example illustrates the expenses (including the sales load of $      ,
estimated offering expenses of this offering of $ and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares
representing 32% of the Fund's capital (after their issuance) of $    ) that you
would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual
expenses of       % of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years 1 through 10 and (b) a 5% annual return(1):

      1 YEAR            3 YEARS            5 YEARS            10 YEARS
--------------------------------------------------------------------------------
         $                 $                  $                  $

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

----------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Massachusetts business trust on April 22, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $
(or $          if the Underwriters exercise the over-allotment option in full)
after payment of the estimated offering costs. The Manager has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per Common Share. The Fund and each of its Components will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that, within three months after the completion of this offering, the Fund will be able to invest substantially all of the net proceeds attributable to the Convertible/High Yield Component and the Equity Income Component in the types of securities in which the Components will ordinarily invest, as described under "The Fund's investment objective and strategies--Portfolio Contents and Other Information," below. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments or other investment companies designed to give each Component exposure to the types of securities and markets in which the Component will ordinarily invest while the Portfolio Manager selects specific securities. These may include, without limitation, credit-linked trust certificates and/or high yield securities index futures contracts for the Convertible/High Yield Component and equity index mutual funds and/or equity index futures contracts for the Equity Income Component.

THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return through a combination of high current income and capital appreciation. The Fund attempts to achieve its investment objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities, including debt securities and income-producing (e.g., dividend-paying) common stocks. In seeking to achieve its investment objective, the Fund expects ordinarily to invest a substantial portion of its assets in "high yield" securities or "junk bonds" and to leverage the Fund by offering preferred shares of beneficial interest ("Preferred Shares") representing approximately 32% of the Fund's capital immediately after their issuance. The Fund cannot assure you that it will achieve its investment objective.

PORTFOLIO MANAGEMENT RESPONSIBILITIES - CONVERTIBLE/HIGH YIELD AND EQUITY INCOME COMPONENTS

As noted above, the Fund has two sub-advisers, NACM, which manages the Convertible/High Yield Component, and NFJ, which manages the Equity Income Component. The Convertible/High Yield Component will initially represent approximately 75% of the Fund's total net assets immediately after completion of this offering, and the Equity Income Component will initially represent approximately 25% of the Fund's total net assets. The types of investments that will ordinarily comprise the Convertible/High Yield Component, on the one hand, and the Equity Income Component, on the other, are described under "Portfolio Contents" below.

As noted, the Fund expects to issue Preferred Shares representing approximately 32% of the Fund's total capital immediately after their issuance. To the extent that the Fund does so, all of the net proceeds of the Preferred Share offering, and the associated leverage, will be designated as part of the Convertible/High Yield Component of the Fund, subject to the day-to-day investment discretion of NACM. The Convertible/High Yield Component would at that time represent approximately 83%, and the Equity Income Component approximately 17%, of the Fund's total net assets. This means that the Convertible/High Yield Component, considered in isolation, would be leveraged in an amount representing approximately 38% of the Fund's total capital attributable to that Component immediately after issuance of the Preferred Shares, and no corresponding leverage would be attributed to the Equity Income Component.

The Fund does not currently intend to rebalance its portfolio (either after this offering or after any offering of Preferred Shares) in order to maintain the initial asset allocations among the Convertible/High Yield Component and the Equity Income Component described above. Accordingly, it is expected that the relative percentage of the Fund's assets represented by each Component will vary over time and from time to time in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may be significantly higher or lower than the initial allocations described above at any time or from time to time, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. In unusual circumstances, the Manager may cause the Components to be adjusted by reallocating assets from one Component to another based on market conditions and other factors, although it has no current intention to do so.

PORTFOLIO MANAGEMENT STRATEGIES

Convertible/High Yield Component. In selecting investments for the Convertible/High Yield Component, NACM attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in relative attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for investment, rather than relying exclusively on rating agencies or third-party research. The NACM portfolio management team utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to NACM's assessment of their credit characteristics.

Equity Income Component. In selecting investments for the Equity Income Component, NFJ considers an initial selection universe consisting of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. NFJ classifies the universe by industry, and then identifies the most undervalued stocks in each industry based mainly on relative price-to-earnings (P/E) ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, NFJ buys for the Equity Income Component approximately 25 stocks with the highest dividend yields. NFJ then screens the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, NFJ buys approximately 25 additional stocks with the lowest P/E ratios. In selecting stocks, NJF considers quantitative factors such as price momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuations relative to the overall market and trading liquidity. NFJ will ordinarily replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the current holding.


PORTFOLIO CONTENTS AND OTHER INFORMATION

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including high-yield and other debt securities and income-producing (e.g., dividend-paying) common stocks. The Fund may invest up to 20% of its total assets in other types of securities.

The following describes the portfolio characteristics of the Convertible/High Yield Component and the Equity Income Component of the Fund.

Convertible/High Yield Component. The portion of the Convertible/High Yield Component invested in convertible securities, on the one hand, and in non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Convertible/High Yield Component may be invested entirely in convertible securities and non-convertible income-producing securities that are below investment grade quality, and it is expected that ordinarily NACM's portfolio strategies will result in this Component being invested primarily in these securities. The Convertible/High Yield Component will be invested in securities with a broad range of maturities. The weighted average maturity of the Convertible/High Yield Component will typically range from five to ten years, although the weighted average maturity of obligations held may be shorter or longer at any time or from time to time depending on market conditions. The Convertible/High Yield Component may invest in securities of companies with smaller market capitalizations. It may also invest without limit in American Depository Receipts ("ADRs"), and up to an additional 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.

Equity Income Component. Under normal circumstances, the Equity Income Component will invest principally in common stocks. A substantial portion of those investments will be income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Equity Income Component may also invest in other types of equity securities, such as preferred stocks, and may invest in securities of companies with smaller market capitalizations. In managing the Equity Income Component, NFJ may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. The Equity Income Component may invest without limit in ADRs, and may invest up to an additional 10% of its total assets in other securities of foreign issuers and in securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries.

The Fund may invest up to 20% of its total assets in illiquid securities (which is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

The Fund currently intends to leverage its Convertible/High Yield Component through the issuance of Preferred Shares. The Fund may also add leverage by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. See "Preferred Shares and related leverage."

Upon recommendation of a Portfolio Manager, for temporary defensive purposes, either Component of the Fund may deviate from the Fund's investment objective and the typical portfolio securities in which the Component invests by investing some or all of its net assets in investments such as high grade, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objective when either or both Components do so. Either Component may also deviate from the Fund's investment objective in order to keep the Component's assets fully invested, including during the period in which the net proceeds of this offering are being invested. See "Use of proceeds."

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for either the Convertible/High Yield Component or the Equity Income Component. Frequent changes in the Fund's investments (i.e., portfolio turnover), which are more likely in periods of volatile market movements, involve some expense, including brokerage commissions or dealer mark-ups and other transaction costs, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Please see "Investment Objective and Policies--Portfolio Trading and Turnover Rate" in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the principal types of securities in which the Fund and each of its Components will invest.

CONVERTIBLE SECURITIES
The Convertible/High Yield Component may invest without limit in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

SYNTHETIC CONVERTIBLE SECURITIES
The Convertible/High Yield Component may also invest without limit in "synthetic" convertible securities, which combine separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. Synthetic securities, including convertible structured notes, may be created by other parties, typically investment banks. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

NON-CONVERTIBLE INCOME-PRODUCING SECURITIES
The non-convertible income-producing securities in which the Convertible/High Yield Component may invest, include, but are not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. These investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

HIGH YIELD SECURITIES
The Convertible/High Yield Component may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality. It is expected that ordinarily NACM's portfolio strategies will result in this Component investing primarily in these securities. Below investment grade securities are securities rated, at the time of investment, below the four highest grades (i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's (" S&P")) or securities that are unrated but judged to be of comparable quality by NACM. Below investment grade debt securities are sometimes referred to as "high yield" securities or "junk bonds." These investments may include high yield securities of any rating, including securities given the lowest non-default rating (C by Moody's or S&P, as described in Appendix A) or unrated securities judged to be of comparable quality by NACM. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Securities in the lowest investment grade category (i.e., Baa by Moody's or BBB by S&P) also may be considered to possess some speculative characteristics. The Convertible/High Yield Component may also invest in distressed securities that are in default or the issuers of which are in bankruptcy.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

CREDIT RATINGS AND UNRATED SECURITIES
Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "Portfolio Management Strategies--Convertible/High Yield Component--Independent Credit Analysis," NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Convertible/High Yield Component may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that NACM may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations. The Fund expects that ordinarily NACM's portfolio strategies will result in the Convertible/High Yield Component investing primarily in high yield and/or unrated securities. Therefore, the Fund's success in achieving its investment objective may depend more heavily on NACM's creditworthiness analysis than if the Convertible/High Yield Component invested exclusively in higher-quality and rated securities.

EQUITY SECURITIES
The Equity Income Component will normally invest principally in common stocks, a substantial portion of which will be income-producing (e.g., dividend-paying) common stocks. This Component may also invest in other types of equity securities, such as preferred stocks. The Convertible/High Yield Component will often have substantial exposure to equity securities as well, by virtue of the equity component of the convertible securities in which it invests, and may hold equity securities directly upon conversion of a convertible security or through direct investments in preferred stocks. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

FOREIGN (NON-U.S.) INVESTMENTS AND CURRENCIES

The Convertible/High Yield Component may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, and the Equity Income Component may invest up to 10% of its total assets in securities of foreign issuers, securities denominated in foreign currencies, and securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries. Both Components may invest without limit in ADRs, which are not counted for purposes of the percentage limitations noted above.

The U.S. dollar-denominated foreign securities in which the Convertible/High Yield Component may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Convertible/High Yield Component also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Please see "Investment Objective and Policies--Foreign (Non-U.S.) Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

RULE 144A SECURITIES
The Convertible/High Yield Component and Equity Income Component may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on illiquid securities, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

CORPORATE BONDS
The Convertible/High Yield Component may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

PREFERRED STOCKS
The Convertible/High Yield Component and Equity Income Component each may invest in preferred stocks. The Convertible/High Yield Component's investments in preferred stocks typically will be convertible securities, although it may also invest in non-convertible preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

U.S. GOVERNMENT SECURITIES
Both of the Fund's Components may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

DERIVATIVES
The Convertible/High Yield Component may utilize derivative instruments for investment purposes, including as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Component may invest (including pending investment of the proceeds of this offering). The Convertible/High Yield Component may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. The Equity Income Component will generally use derivatives, if at all, for risk management and hedging purposes, but may also use them for investment purposes (including pending investment of the proceeds of this offering). The Fund may also use derivatives to leverage its assets, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The types of derivative instruments that may be used by the Fund include, but are not limited to, warrants, options contracts, futures contracts, options on futures contracts, swap agreements and short sales. In connection with its investments in synthetic convertible securities, the Convertible/High Yield Component may purchase warrants, call options on common stock and call options on stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk."

Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that a Portfolio Manager will determine to use them or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more ratings agencies that may issue ratings for Preferred Shares issued by the Fund.

CREDIT-LINKED TRUST CERTIFICATES
Among the income-producing securities in which the Convertible/High Yield Component may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Subject to the investment limitations described in this Prospectus, the Convertible/High Yield Component may invest in credit-linked trust certificates during the period when the net proceeds of this offering and any offering of Preferred Shares are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Convertible/High Yield Component may invest up to 5% of the Fund's total assets in these instruments.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about credit default swaps. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under "Other Investment Companies" below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to the Convertible/High Yield Component's investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See "Risks --Liquidity Risk." If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See "Net asset value." The Fund may lose its entire investment in a credit-linked trust certificate. The Convertible/High Yield Component intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any offering of Preferred Shares are being invested.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES
The Convertible/High Yield Component may invest in zero-coupon bonds, step-ups and payment-in-kind securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

OTHER INVESTMENT COMPANIES
Consistent with its investment strategies, the Convertible/High Yield Component and the Equity Income Component each may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and permissible under the 1940 Act. Each Component may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive securities available in the market, or when a Portfolio Manager believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager, a Portfolio Manager or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Portfolio Managers will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

COMMERCIAL PAPER
Either Component may invest in Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

BANK OBLIGATIONS
The Convertible/High Yield Component may invest in certain bank obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Convertible/High Yield Component may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If a loan participation is purchased, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

REITs AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
The Convertible/High Yield Component may invest in real estate investment trusts ("REITs"). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

The Convertible/High Yield Component may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Convertible/High Yield Component may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Convertible/High Yield Component may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see "Investment Objective and Policies--REITs and Other Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks--REITs and Mortgage-Related Risk" in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Convertible/High Yield Component may invest and their related risks.

VARIABLE AND FLOATING RATE SECURITIES
The Convertible/High Yield Component may invest in variable and floating rate securities, which provide for a periodic adjustment in the interest rate paid on the obligations. The Convertible/High Yield Component may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS
The Convertible/High Yield Component and Equity Income Component may each purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the other assets held by the Fund will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

REVERSE REPURCHASE AGREEMENTS
As described under "Preferred Shares and related leverage," the Fund may utilize reverse repurchase agreements to leverage its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to their limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

LENDING OF PORTFOLIO SECURITIES
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objective and Policies--Securities Loans" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and each of its Components and related risks.

PREFERRED SHARES AND RELATED LEVERAGE

Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund presently intends to leverage the Convertible/High Yield Component by offering Preferred Shares representing approximately 32% of the Fund's total capital (and approximately 38% of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after the issuance of the Preferred Shares. Accordingly, all of the net proceeds of the Preferred Share offering would be designated as part of the Convertible/High Yield Component, subject to the day-to-day investment discretion on NACM, and no corresponding leverage would be attributed to the Equity Income Component. As a result of such leverage, it is expected that the Convertible/High Yield Component would at that time represent approximately 83%, and the Equity Income Component approximately 17%, of the Fund's total net assets. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the Preferred Shares in convertible and non-convertible income-producing securities of the types in which the Convertible/High Yield Fund ordinarily invests. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible/High Yield Component." The Preferred Shares will pay dividends typically based on short-term rates (which would normally be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if leverage was not used.

Changes in the value of the Fund's portfolio (including investments bought for the Convertible/High Income Component with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Manager will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including the proceeds from the issuance of Preferred Shares and any assets attributable to other forms of leverage. Thus, the Manager has a financial incentive for the Fund to issue Preferred Shares and utilize other forms of leverage, which may result in a conflict of interest between the Manager and the holders of Common Shares. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of
Preferred Shares by the Fund (which costs are estimated to be approximately    %
of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to repurchase Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common

Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NACM or NFJ from managing their respective Components in accordance with the Fund's investment objective and the portfolio strategies of the Components.

Assuming that the Preferred Shares will represent approximately 32% of the Fund's total capital and pay dividends at an annual average rate of %, the income generated by the Fund's portfolio (net of expenses) would have to exceed
      % in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 32%
of the Fund's total capital, a     % yield on the Fund's investment portfolio,
net of expenses, and the Fund's currently projected annual Preferred Share
dividend rate of     %. See "Risks."

Assumed Portfolio Total Return............     (10.00)%   (5.00)%    0.00%    5.00%    10.00%
Common Share Total Return.................     (     )%   (    )%    (  )%        %         %

Common Share total return is comprised of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

OTHER FORMS OF LEVERAGE AND BORROWINGS
The Fund may also add leverage by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of reverse repurchase agreements and other derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, convertible securities risk, synthetic convertible securities risk, credit risk, high yield risk, interest rate risk, equity securities and related market risk, value securities risk, issuer risk, leverage risk, the risk associated with component weighting, liquidity risk, foreign (non-U.S.) investment risk, smaller company risk, derivatives risk, counterparty risk, reinvestment risk, REITs and mortgage-related risk, inflation risk, management risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager, NACM and/or NFJ. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

NEWLY ORGANIZED

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and selling expenses paid by the Fund, and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

CONVERTIBLE SECURITIES RISK

The Convertible/High Yield Component may invest without limit in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. See "High Yield Risk."

SYNTHETIC CONVERTIBLE SECURITIES RISK

The Convertible/High Yield Component may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. Because the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Convertible Securities Risk" and "Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

CREDIT RISK

The Fund could lose money if the issuer of a convertible security or non-convertible income-producing security or the counterparty to an option contract, swap contract, loan of portfolio securities or other obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

HIGH YIELD RISK

In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund's Convertible/High Yield Component may invest without limit in debt securities that are rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in this Component investing primarily in these securities. Securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

INTEREST RATE RISK

Generally, when market interest rates fall, the prices of convertible and other debt obligations rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio, and particularly in its Convertible/High Yield Component, will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term obligations generally fluctuate more than prices of shorter-term obligations as interest rates change. Because the weighted average maturity of securities in the Convertible/High Yield Component typically will range from five to ten years, the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if that Component invested mainly in short-term obligations. The Fund's use of leverage will tend to increase Common Share interest rate risk.

EQUITY SECURITIES AND RELATED MARKET RISK

The Equity Income Component will normally invest principally in common stocks, a substantial portion of which will be income-producing (e.g., dividend-paying) common stocks, and may also invest in other types of equity securities, such as preferred stocks. The Convertible/High Yield Component will often have substantial exposure to equity securities as well, by virtue of the equity component of the convertible securities in which it invests. The Convertible/High Yield Component may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than debt and other income-producing securities.

VALUE SECURITIES RISK

The Equity Income Component will tend to focus its investments in companies that may not be expected to experience significant earnings growth, but whose securities NFJ believes are selling at a price lower than their true value. These so-called "value" securities may be issued by companies have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NFJ's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value anticipated.

ISSUER RISK

The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGE RISK

The Fund presently intends to leverage its Convertible/High Yield Component by issuing Preferred Shares representing approximately 32% of the Fund's total capital (and approximately 38% of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after the issuance of the Preferred Shares. The Fund may also use leverage by borrowing money, issuing debt securities and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. There can be no assurance that the Fund's leveraging strategy involving Preferred Shares or any other leveraging strategies will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of shares--Preferred Shares." The rates of return on intermediate- and long-term obligations are typically, although not always, higher than the rates of return on short-term obligations. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's investment portfolio, the leverage will result in a lower rate of return to Common Shareholders than if leverage was not used. Because the longer-term instruments included in the Fund's portfolio (through its Convertible/High Yield Component) will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines or the reference security or index of a derivative instrument fluctuates adversely, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Any such decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on any Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, or in order to meet its other obligations, the Fund might need to liquidate investments in order to fund the repurchase of some or all of the Preferred Shares. Liquidation at times of low securities prices may result in capital loss and may reduce returns to Common Shareholders.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

COMPONENT WEIGHTING

As noted under "The Fund's investment objective and strategies," the Fund does not currently intend to rebalance its portfolio (either after this offering or after any offering of Preferred Shares) in order to maintain the initial asset allocations among the Convertible/High Yield Component and the Equity Income Component described above (expected to be approximately 75%/25% immediately after this offering and approximately 83%/17% immediately after the expected issuance of Preferred Shares). Accordingly, it is expected that the relative percentage of the Fund's assets represented by each Component will vary over time and from time to time in relation to the relative investment performance of each Component, as well as market fluctuations and other factors. Therefore, the Fund's assets attributable to each Component may be significantly higher or lower than the initial allocations described above at any time or from time to time, and the risk/return profile of the Fund (taken as a whole) will vary accordingly. For instance, an investment in the Fund would be more susceptible to the risks associated with equity securities if the Equity Income Component were to appreciate in value more so (in relative terms) than the Convertible/High Yield Component or, on the other hand, more susceptible to the risks associated with convertible and high yield securities if the Equity Income Component were to depreciate in value more so (in relative terms) than the Convertible/High Yield Component. In unusual circumstances, the Manager may cause the Components to be adjusted by reallocating assets from one Component to another based on market conditions and other factors, although it has no current intention to do so.

LIQUIDITY RISK

The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when a Portfolio Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Convertible/High Yield Component may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, and the Equity Income Component may invest up to 10% of its total assets in securities of foreign issuers, securities denominated in foreign currencies, and securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries. Both Components may invest without limit in ADRs, which are not counted for purposes of the percentage limitations noted above.

The Fund's investments in foreign securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The value of any securities held by the Equity Income Component that are denominated in foreign currencies may fluctuate based on changes in the value of those currencies to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of any such securities. The values of these foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign settlement procedures may involve additional risks.

Foreign investment risk may be particularly high to the extent that the Equity Income Component invests in securities of issuers based in developing or "emerging market" countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries.

SMALLER COMPANY RISK

The general risks associated with equity securities as well as convertible and other corporate debt securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Convertible/High Yield Component may utilize derivative instruments for investment purposes, including as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Component may invest (including pending investment of the proceeds of this offering). The Convertible/High Yield Component may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. The Equity Income Component will generally use derivatives, if at all, for risk management and hedging purposes, but may also use them for investment purposes (including pending investment of the proceeds of this offering). The Fund may also use derivatives to leverage its assets, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares.

The types of derivative instruments that may be used by the Fund include, but are not limited to, warrants, options contracts, futures contracts, options on futures contracts, swap agreement and short sales, and may relate to individual stocks or bonds, as well as securities indices, interest rates and currencies. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund or either of its Components will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

REITs AND MORTGAGE-RELATED RISK

The Convertible/High Yield Component may invest in REITs, which involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

In addition to REITs, the Convertible/High Yield Component may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Convertible/High Yield Component's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline and the dividend payments on the Fund's Preferred Shares, if any, may increase.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. NACM (in the case of the Convertible/High Yield Component) or NFJ (in the case of the Equity Income Component) and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq and continuing occupation of the country by coalition forces is likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation, and the political costs of rebuilding the Iraqi infrastructure and political systems, cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager, NACM or NFJ due to their possible affiliations with Allianz AG, the ultimate parent of the Manager, NACM and NFJ. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

..    Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

..    With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund may become subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating or ratings from Moody's, S&P and/or Fitch, Inc. on the Preferred Shares that it presently intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

LIMITED ISSUANCE OF PREFERRED SHARES

Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets of the Fund, less liabilities. To the extent that the Fund has outstanding any senior securities representing indebtedness, the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. Approximately one to three months after the completion of the offering of Common Shares, the Fund intends to leverage its Convertible/High Yield Component by issuing Preferred Shares representing approximately 32% of the Fund's total capital (and approximately 38% of the of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after their issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. No assurance can be given that this cushion will not be reduced or eliminated. The Fund intends to repurchase Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

Based on input from the Manager and/or the Portfolio Managers, the Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average weighted maturity of the Convertible/High Yield Component (which will typically range from five to ten years), by investing in short-term, high grade securities, or may extend the dividend period of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by repurchasing or otherwise retiring Preferred Shares or by reducing any holdings in other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on the ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased. Generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares under such conditions, the Fund may also leverage the portfolio by borrowing money, issuing debt securities and/or utilizing reverse repurchase agreements and other derivative instruments.

HEDGING AND RELATED STRATEGIES
The Equity Income Component may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Equity Income Component may invest in options and other derivative instruments (such as stock index futures contracts) for the purpose of hedging its exposure to certain issuers and/or markets. See "The Fund's investment objective and strategies." Other hedging strategies that the Equity Income Component may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index or individual equity securities whose prices, NFJ believes, correlate with the prices of the Equity Income Component's investments. Income earned by the Equity Income Component from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or the NFJ will determine to use them or, if used, that the strategies will be successful. In addition, the Equity Income Component may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager, NACM and NFJ. There are presently three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients.
As of March 31, 2002, the Manager had approximately $     billion in assets
under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2002, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM
and NFJ, had approximately $       billion in assets under management.

The Manager has retained its affiliates, NACM and NFJ, to manage portions of the Fund's investments. See "--Portfolio Managers" below. The Manager, NACM and NFJ are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGERS

NACM. NACM will serve as the Fund's sub-adviser responsible for managing the portfolio investments of the Fund's Convertible/High Yield Component. Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the assets of the Convertible/High Yield Component. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of March 31, 2003, NACM had approximately $ billion in assets under management.

The following six individuals are part of the Convertibles/High Yield team at NACM and constitute the team that has primary responsibility for the day-to-day portfolio management of the Fund's Convertible/High Yield Component, with Mr. Forsyth serving as the head of the team:

                               SINCE                          RECENT PROFESSIONAL EXPERIENCE
-------------------------------------------------------------------------------------------------------------------
Douglas Forsyth, CFA           2003        Mr. Forsyth is a Senior Portfolio Manager and Member of the Executive
                           (Inception)     Committee at NACM. He joined NACM in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a
                                           B.B.A. from the University of Iowa.

William L. Stickney            2003        Mr. Stickney is a portfolio manager at NACM. He joined NACM in 1999
                           (Inception)     after an aggregate of ten years of investment experience with ABN
                                           AMRO, Inc., Cowen & Company and Wayne Hummer & Company. Mr. Stickney
                                           holds a B.S. from Miami University and is an M.M. candidate at
                                           Northwestern University, J.L. Kellogg School of Management.

Michael E. Yee                 2003        Mr. Yee is a portfolio manager at NACM. He joined NACM in 1995 and has
                           (Inception)     been a portfolio manager since 1998. Mr. Yee holds a B.S. from the
                                           University of California, San Diego and an M.B.A. from San Diego State
                                           University.

Justin Kass                    2003        Mr. Kass is an investment analyst at NACM. He joined NACM in 2000
                           (Inception)     after serving as an intern on the Convertibles/High Yield team and has four years of investment experience. Mr. Kass holds a B.S. from the
                                           University of California, Davis and an M.B.A. from the Anderson School at the University of California, Los Angeles.

Elizabeth Lemesevski           2003        Ms. Lemesevski is an investment analyst at NACM. She joined NACM in
                           (Inception)     2001 after an aggregate of nine years of investment and research experience with T.A. McKay & Co., Citibank and CoreStates Philadelphia
                                           International Bank. Ms. Lemesevski holds a B.S. from Rutgers
                                           University and an M.B.A. from Fordham University.

Nicole Larrabee                2003        Ms. Larrabee is a trading assistant/analyst at NACM. She joined NACM
                           (Inception)     in 2000 after an aggregate of four years of investment and research experience with Salomon Smith Barney (Schroders), Lehman Brothers,
                                           Inc., Heflin and Co., LLC, Sun Alliance Holdings, Ltd. and Cantor
                                           Fitzgerald and Co., Inc. Ms. Larrabee holds a B.S. from the University of Arizona.

NFJ. NFJ will serve as the Fund's sub-adviser responsible for managing the portfolio investments for the Equity Income Component. Subject to the supervision of the Manager, NFJ has full investment discretion and makes all determinations with respect to the investment of the assets of the Equity Income Component. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of March 31, 2003, NFJ had approximately $ billion in assets under management.

The following two individuals are part of the Equity Income team at NFJ and constitute the team that has primary responsibility for the day-to-day portfolio management of the Fund's Equity Income Component, with Mr. Fischer serving as the head of the team:

                               SINCE                          RECENT PROFESSIONAL EXPERIENCE
-------------------------------------------------------------------------------------------------------------------
Benno J. Fischer               2003        Mr. Fischer is a Managing Director and founding partner of NFJ.  He
                           (Inception)     has over 30 years' experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

Jeffrey S. Partenheimer        2003        Mr. Partenheimer is a Principal at NFJ.  He is a Portfolio Manager
                           (Inception)     with over 16 years' experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in
                                           1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.

SUB-ADVISORY FEES. For their services pursuant to the sub-advisory agreement, the Manager (and not the Fund) will pay (i) to NACM a monthly fee equal to [ ]% of the Fund's average daily total managed assets attributable to the Convertible/High Yield Component and (ii) to NFJ [ ]% of the Fund's average daily total managed assets attributable to the Equity Income Component. [Breakpoint information to be provided.]

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily total managed assets for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager are based on the total managed assets of the Fund (including assets attributable to Preferred Shares and any other forms of leverage created that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares and utilize other forms of leverage, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

NET ASSET VALUE

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by NACM. The Fund may also be required to use fair valuation as a result of events occurring after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to Preferred Shareholders. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares and the expenses of any other leveraging transactions. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

     (2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, telephone number (800) 331-1710.

DESCRIPTION OF SHARES

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-takeover and other provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "--Preferred Shares" below.

The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The Fund's net asset value per share will fluctuate due to market conditions (e.g., interest rate fluctuations and fluctuations in the equity and fixed-income markets) and events affecting particular issuers in the Fund's portfolio. These changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Manager has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per Common Share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-takeover and other provisions in the Declaration of Trust."

Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred shares and related leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares in order to leverage the Convertible/High Yield Component of the Fund representing approximately 32% of the Fund's total capital (and 38% of the Fund's total capital attributable to the Convertible/High Yield Component) immediately after the time the Preferred Shares are issued, approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure as described through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and repurchase provisions of the Preferred Shares will likely be as stated below. The Fund expects to obtain and maintain a rating or ratings from one or more rating agencies in connection with the Preferred Shares, which may subject the Fund to asset coverage and other guidelines that are more limiting than the investment restrictions set forth in this Prospectus and the Statement of Additional Information. See "How the Fund manages risk--Investment Limitations."

As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have repurchase features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

LIMITED ISSUANCE OF PREFERRED SHARES

Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The liquidation value of the Preferred Shares is expected to be approximately 32% of the value of the Fund's total net assets immediately after issuance of the Preferred Shares. The Fund intends to repurchase or otherwise retire Preferred Shares, if necessary, to keep that fraction below one-half.

DISTRIBUTION PREFERENCE

The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

LIQUIDATION PREFERENCE

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

VOTING RIGHTS

Preferred Shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

REPURCHASE AND SALE OF PREFERRED SHARES

The terms of the Preferred Shares may provide that they may be repurchased by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any repurchase or other retirement of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and related leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers, and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, it would be required to repurchase all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may repurchase or otherwise retire Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains, assuming the shares are held as a capital asset.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, the backup withholding tax rate will be 30% for amounts paid during 2003 if the Fund is required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about (and possible changes to) backup withholding tax rates.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

UNDERWRITING

The Underwriters named below, acting through         ,                        ,
as lead manager, and                          as their representatives (together
with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Manager (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

UNDERWRITERS                                          NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------



The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional       Common Shares
to cover over-allotments, if any, at the initial offering price per common share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to the terms and conditions of the Underwriting Agreement, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up
to $     per Common Share ( % of the public offering price per Common Share).
The Representatives have advised the Fund that the Underwriters may pay up to $ per Common Share from such commission to selected dealers who sell the Common
Shares and that such dealers may reallow a concession of up to $      per Common
Share to certain other dealers who sell shares. Investors must pay for any
Common Shares purchased on or before        , 2003.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

The Fund and the Manager have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's dividend reinvestment plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

As described below under "Shareholder servicing agent, custodian and transfer
agent,"             will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Manager.

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

The Manager (and not the Fund) has agreed to pay from its own assets to a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the average daily total managed assets (including net assets attributable to Preferred Shares and other forms of leverage) of the Fund pursuant to a shareholder servicing agreement between the Manager and (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing
Agreement,       _        _ will: (i) undertake to make public information
pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community;
(iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and
(b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, is relieved from liability to the Manager or the Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct.
The Shareholder Servicing Agreement will remain in effect until       , and will
continue thereafter unless terminated by either the Manager           or     .

The custodian of the assets of the Fund is          ,         . The Custodian
performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's dividend reinvestment plan.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, and its affiliated entities.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION
  Use of Proceeds...........................................................  3
  Investment Objective and Policies.........................................  3
  Investment Restrictions................................................... 44
  Management of the Fund.................................................... 47
  Investment Manager and Portfolio Managers................................. 56
  Portfolio Transactions.................................................... 61
  Distributions............................................................. 63
  Description of Shares..................................................... 64
  Anti-Takeover and Other Provisions in the Declaration of Trust............ 67
  Repurchase of Common Shares; Conversion to Open-End Fund.................. 69
  Tax Matters............................................................... 71
  Performance Related and Comparative Information........................... 79
  Custodian, Transfer Agent and Dividend Disbursement Agent................. 80
  Independent Accountants................................................... 80
  Counsel................................................................... 80
  Registration Statement.................................................... 80
  Report of Independent Accountants......................................... 82
  Financial Statements...................................................... 83
  Appendix A--Performance Related and Comparative and Other Information.....A-1
  Appendix B--Description of Proxy Voting Policies..........................B-1

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by a Portfolio Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by a Portfolio Manager.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by a Portfolio Manager.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of Moody's and S&P's rating categories applicable to debt securities.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

COMMERCIAL PAPER RATING DEFINITIONS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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LOGO


[JOB CODE]

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     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              SUBJECT TO COMPLETION - DATED ________________, 2003

             PAFM - NICHOLAS-APPLEGATE/NFJ CONVERTIBLE & INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                [________], 2003

     PAFM - Nicholas-Applegate/NFJ Convertible & Income Fund (the "Fund") is a newly organized, diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated [________], 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS................................................................3
INVESTMENT OBJECTIVE AND POLICIES..............................................3
INVESTMENT RESTRICTIONS.......................................................44
MANAGEMENT OF THE FUND........................................................47
INVESTMENT MANAGER AND PORTFOLIO MANAGERS.....................................56
PORTFOLIO TRANSACTIONS........................................................61
DISTRIBUTIONS.................................................................63
DESCRIPTION OF SHARES.........................................................64
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST................67
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND......................69
TAX MATTERS...................................................................71
PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................79
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT.....................80
INDEPENDENT ACCOUNTANTS.......................................................80
COUNSEL.......................................................................80
REGISTRATION STATEMENT........................................................80
REPORT OF INDEPENDENT ACCOUNTANTS.............................................82
FINANCIAL STATEMENTS..........................................................83
APPENDIX A - Performance Related and Comparative and Other Information.......A-1
APPENDIX B - Description of Proxy Voting Policies............................B-1

       This Statement of Additional Information is dated [_______], 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately $[___________] (or $[____________] if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     On behalf of the Fund, PIMCO Advisors Fund Management LLC (the "Manager"), the Fund's investment manager, has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceeds $0.03 per Common Share.

     Pending investment in a diversified portfolio of convertible securities and non-convertible income-producing securities, including debt securities and income-producing (e.g., dividend-paying) common stocks, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments or other investment companies designed to give the Fund's Convertible/High Yield Component (defined below) and Equity Income Component (defined below) exposure to the types of securities and markets in which each Component will ordinarily invest while the Portfolio Managers select specific securities. This may include, without limitation, credit-linked trust certificates and/or high yield securities index futures contracts for the Convertible/High Yield Component and equity index mutual funds and/or equity index futures contracts for the Equity Income Component.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. The Fund has two sub-advisers, each of which manages a separate portion of the Fund's portfolio. The convertible/high yield component ("Convertible/High Yield Component"), sub-advised by Nicholas-Applegate Capital Management LLC ("NACM"), focuses on convertible securities and non-convertible income-producing securities, including high-yield debt securities, and is expected to represent approximately 75% of the Fund's portfolio immediately after this offering. The equity income component ("Equity Income Component"), sub-advised by NFJ Investment Group L.P. ("NFJ"), focuses on income-producing (e.g., dividend-paying) common stocks, and is expected to represent approximately 25% of the Fund's portfolio immediately after this offering. NACM and NFJ are sometimes referred to herein as "Portfolio Managers."

     If, as expected, the Fund issues preferred shares to add leverage to the portfolio, the net proceeds of that offering will be designated as part of the Convertible/High Yield Component only, such that the Convertible/High Yield Component would at that time represent approximately 83% (and the Equity Income Component approximately 17%) of the Fund's portfolio. The two components will not ordinarily be rebalanced. Therefore, the percentage of the Fund's assets represented by each Component will vary over time and from time to time based on relative investment performance as well as market fluctuations and other factors. The following provides information concerning the characteristics of certain securities and other investments in which the Fund and each of its Components may invest.

CONVERTIBLE SECURITIES

     The Convertible/High Yield Component may invest without limit in convertible securities. These securities will ordinarily constitute a principal component of the Convertible/High Yield Component's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See "--High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

SYNTHETIC CONVERTIBLE SECURITIES

     The Convertible/High Yield Component may also invest without limit in "synthetic" convertible securities, which are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Convertible/High Yield Component may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

     The Convertible/High Yield Component may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

     The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its total assets in a diversified portfolio of convertible and non-convertible income-producing securities.

HIGH YIELD SECURITIES

     As described under "The Fund's investment objective and strategies" in the Prospectus, the Convertible/High Yield Component may invest without limit in securities rated lower than Baa by Moody's or BBB by S&P, or in securities that are unrated but judged to be of comparable quality by NACM. NACM expects that ordinarily its portfolio strategies will result in the Convertible/High Yield Component investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. NACM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NACM's research and analysis when investing in high yield securities. NACM seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NACM does not rely solely on credit ratings when selecting securities for the Convertible/High Yield Component, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Portfolio Manager downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Portfolio Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

INVESTMENTS IN EQUITY SECURITIES

     The Equity Income Component will normally invest principally in common stocks, a substantial portion of which will be income-producing (e.g., dividend-paying) common stocks. This Component may also invest in other types of equity securities, such as preferred stocks. The Convertible/High Yield Component will often have substantial exposure to equity securities as well, by virtue of the equity component of the convertible securities in which it invests, and may hold equity securities directly upon conversion of a convertible security or through direct investments in preferred stocks. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

RULE 144A SECURITIES

     The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus subject to the Fund's limit on illiquid securities, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

FOREIGN (NON-U.S.) SECURITIES

     The Convertible/High Yield Component may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Equity Income Component may invest up to 10% of its total assets in securities of foreign issuers, securities denominated in foreign currencies and securities traded principally in securities markets outside the United States, including securities of issuers based in developing or "emerging market" countries. For purposes of the limitations noted in this paragraph, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers.

     ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Both the Convertible/High Yield Component and the Equity Income Component may invest without limit in ADRs. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund's investments in foreign securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. The Equity Income Component's investments in emerging market countries involve certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     Other foreign securities in which the Convertible/High Yield Component may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S.

dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Convertible/High Yield Component also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (although the Convertible/High Yield Component may invest only in U.S. dollar-denominated securities) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Convertible/High Yield Component may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Convertible/High Yield Component to suffer a loss of interest or principal on any of its holdings.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Foreign Currencies. The Equity Income Component may invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Equity Income Component may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The Equity Income Component may employ currency management techniques to enhance the Fund's total return.

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Equity Income Component may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The Equity Income Component may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by NFJ. The Equity Income Component may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by NFJ in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Fund may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

     The Equity Income Component's investments in foreign currency denominated debt obligations [and hedging activities] will likely produce a difference between the Fund's book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

CORPORATE BONDS

     The Convertible/High Yield Component may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Convertible/High Yield Component may also invest without limit in corporate bonds that are below investment grade quality. See "--High Yield Securities" above.

     The Convertible/High Yield Component's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objective and policies, including unrated commercial paper for which a Portfolio Manager has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED STOCK

     The Convertible/High Yield Component and Equity Income Component may each invest in preferred stocks. The Convertible/High Yield Component's investments in preferred stocks typically will be convertible securities, although it may also invest in non-convertible preferred stocks.

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company.

     As described below, the Fund and each of its Components may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund and each of its Components may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

DERIVATIVE INSTRUMENTS

     The Convertible/High Yield Component may utilize derivative instruments for investment purposes, including as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Component may invest (including pending investment of the proceeds of this offering). The Convertible/High Yield Component may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. The Equity Income Component will generally use derivatives, if at all, for risk management and hedging purposes, but may also use them for investment purposes (including pending investment of the proceeds of this offering). The Fund may also use derivatives to leverage its assets, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and other economic factors, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Managers to forecast interest rates and other economic factors correctly. If either Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund and/or either Component might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If either Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund or either Component to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Warrants to Purchase Securities. The Fund may invest in warrants to purchase debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

     Options on Securities and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Convertible/High Yield Component may invest in interest rate futures contracts and options thereon. The Convertible/High Yield Component may also purchase and sell futures contracts on high yield and other securities (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts. The Equity Income Component may use foreign currency or index futures contracts. The Equity Income Component may also invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities and may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes.

     A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Equity Income Component's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. The Equity Income Component will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when an Index Future has been purchased and the price of the relevant Index has risen, that position will have increased in value and a variation margin payment equal to that increase in value will be received from the broker. Conversely, when an Index Future has been purchased and the price of the relevant Index has declined, the position would be less valuable and a variation margin payment would be required to be made to the broker.

     The Equity Income Component may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Equity Income Component only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. [The Fund notes that the SEC has recently proposed rules that would eliminate the restrictions set forth in this paragraph. In the event that such rules are adopted, the Fund will remove or reduce the restrictions described herein to the full extent permitted by the SEC.]

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     OTC Options. The Fund may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     Foreign Currency Options. The Equity Income Component may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Equity Income Component may additionally use currency options to cross-hedge or to increase total return when NFJ anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. In addition, the Equity Income Component may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Convertible/High Yield Component may use interest rate caps, floors and collars in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

     The Convertible/High Yield Component may have exposure to credit default swaps through investments in credit-linked trust certificates. In connection with such investments, the Fund would be in the position of a seller of a credit default swap contract because the trust that issues the certificates would be selling one or more credit default swap contracts. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the trust issuing the certificates receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The trust in turn passes the stream of payments along to the holders of the certificates it has issued. If no default or other triggering event occurs, the trust, and thus the Fund, would keep the stream of payments and would have no payment obligations. In connection with its investments in credit-linked trust certificates, the Fund is therefore subject to credit risk relating to the counterparty to any credit default swap contract entered into by the trust and also the issuer and/or any guarantor of any referenced debt obligation.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by a Portfolio Manager in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Portfolio Managers' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Convertible/High Yield Component may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any Preferred Shares the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Convertible/High Yield Component may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Convertible/High Yield Component may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

BANK OBLIGATIONS

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     The Convertible/High Yield Component may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a Portfolio Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Portfolio Managers' research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

     REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Convertible/High Yield Component may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations ("CMOs")" below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in NACM's opinion are illiquid if, as a result, more than 20% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "--Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, NACM expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile Receivables(SM) ("CARS(SM)").

     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

     CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objective and policies, NACM also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

OTHER INVESTMENT COMPANIES

Consistent with its investment strategies, the Convertible/High Yield Component and the Equity Income Component each may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and permissible under the 1940 Act. Each Component may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive securities available in the market, or when a Portfolio Manager believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager, either Portfolio Manager or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Portfolio Managers will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Convertible/High Yield Component may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Convertible/High Yield Component may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

EVENT-LINKED BONDS

     The Convertible/High Yield Component may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities" above. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

STOCKS OF SMALL AND MEDIUM CAPITALIZATION COMPANIES

     Either of the Convertible/High Yield Component and the Equity Income Component may invest in securities of companies with market capitalizations that are small compared to those of other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

     Either Component may also invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by either Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

BORROWING AND RELATED STRATEGIES

     The Fund may borrow money or issue other senior securities representing indebtedness (hereinafter referred to collectively as borrowings) to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow for investment purposes or to add leverage to the portfolio. However, borrowing for leveraging purposes will generally be used as a substitute for, rather than in addition to, any leverage obtained through the issuance of Preferred Shares. The Fund may also borrow in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

     Borrowings may include the issuance of notes, commercial paper or other evidences of indebtedness. The Fund may secure any borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. The terms of any borrowings will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by any rating agency that is rating the borrowings. Credit agreement provisions and rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Any credit agreement to which the Fund may become subject may include customary limits on the Fund's ability to (i) incur additional debt or issue Preferred Shares without approval of the lenders, (ii) incur liens or pledge portfolio securities, (iii) incur obligations under derivative instruments, and (iv) change its investment objective or fundamental investment restrictions without the approval of lenders. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under any commercial paper program, liquidity facility, credit facility or other evidence of indebtedness will be senior to the rights of holders of Preferred Shares ("Preferred Shareholders") with respect to the payment of dividends or upon liquidation.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the Preferred Shareholders to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section, the Fund also may enter into certain transactions involving derivative instruments and, prior to the issuance of Preferred Shares, reverse repurchase agreements, although the Fund's exposure to certain derivative instruments will be limited by the Fund's 20% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions in order to add leverage to the portfolio. See "The Fund's investment objective and strategies," "Risks - Leverage Risk" and "Preferred Shares and related leverage" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by either Portfolio Manager in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     Any borrowing in which the Fund engages will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

REVERSE REPURCHASE AGREEMENTS

     The Fund may utilize reverse repurchase agreements, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

     Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     The Fund may (but is not required to) segregate assets determined to be liquid by either Portfolio Manager in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

SHORT SALES

     The Fund and each of the Components may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

     The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that either Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken by either Component to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what either Portfolio Manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Convertible/High Yield Component may also engage in short-term trading consistent with its investment objective. Securities in the Convertible/High Yield Component may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." NACM and NFJ manage their respective Components of the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

SECURITIES LOANS

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of the portfolio securities in either of its Components to brokers, dealers and other financial institutions amounting to no more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by either Portfolio Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

PARTICIPATION ON CREDITORS COMMITTEES

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when either Portfolio Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

     Upon recommendation of a Portfolio Manager, for temporary defensive purposes, either Component of the Fund may deviate from the Fund's investment objective and the typical portfolio securities in which the Component invests by investing some or all of its net assets in investments such as high grade, short-term debt securities and cash and cash equivalents. The Fund may not achieve its investment objective when either or both Components do so. Either Component may also deviate from the Fund's investment objective in order to keep the Component's assets fully invested, including during the period in which the net proceeds of this offering are being invested. See "Use of proceeds" in the Prospectus.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (4) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

          (5) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (6) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (7) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Currently under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

     Currently under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

     For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's or a particular Components investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by a Portfolio Manager to be of comparable quality), or change in the percentage of the Fund's or a Component's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's or a Component's investment portfolio, resulting from market fluctuations or other changes in the Fund's or a Component's total assets, will not require the Fund or a Component to dispose of an investment until a Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that rating agencies assign different ratings to the same security, a Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by either Portfolio Manager to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     The Fund intends to apply for ratings for its Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*

                                                TERM OF OFFICE
       NAME, ADDRESS        POSITION(S)         AND LENGTH OF
          AND AGE          HELD WITH FUND        TIME SERVED           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul Belica               Trustee             Since inception       Trustee, Fixed Income SHares, Nicholas-Applegate
Age 81                                        (April, 2003).        Convertible & Income Fund, PIMCO Corporate
                                                                    Opportunity Fund, PIMCO Corporate Income Fund, PIMCO
                                                                    High Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                                    California Municipal Income Fund, PIMCO New York
                                                                    Municipal Income Fund, PIMCO Municipal Income Fund
                                                                    II, PIMCO California Municipal Income Fund II, PIMCO
                                                                    New York Municipal Income Fund II, PIMCO Municipal
                                                                    Income Fund III, PIMCO California Municipal Income
                                                                    Fund III and PIMCO New York Municipal Income Fund
                                                                    III; Manager, Stratigos Fund, LLC, Whistler Fund,
                                                                    LLC, Xanthus Fund, LLC and Wynstone Fund, LLC;
                                                                    Director, Student Loan Finance Corp., Education
                                                                    Loans, Inc., Goal Funding, Inc., Goal Funding II,
                                                                    Inc., Surety Loan Funding, Inc. Formerly, Advisor,
                                                                    Salomon Smith Barney Inc.; Director, Central European
                                                                    Value Fund, Inc., Deck House Inc., The Czech Republic
                                                                    Fund, Inc.

Robert E. Connor          Trustee             Since inception       Trustee, Fixed Income SHares, Nicholas-Applegate
Age 68                                        (April, 2003).        Convertible & Income Fund, PIMCO Corporate
                                                                    Opportunity Fund, PIMCO Corporate Income Fund, PIMCO
                                                                    High Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                                    California Municipal Income Fund, PIMCO New York
                                                                    Municipal Income Fund, PIMCO Municipal Income Fund
                                                                    II, PIMCO California Municipal Income Fund II, PIMCO
                                                                    New York Municipal Income Fund II, PIMCO Municipal
                                                                    Income Fund III, PIMCO California Municipal Income
                                                                    Fund III and PIMCO New York Municipal Income Fund
                                                                    III; Director, Municipal Advantage Fund, Inc.;
                                                                    Corporate Affairs Consultant. Formerly, Senior Vice
                                                                    President,

                                    NUMBER OF
                                 PORTFOLIOS IN
                                  FUND COMPLEX
       NAME, ADDRESS              OVERSEEN BY           OTHER DIRECTORSHIPS
          AND AGE                   TRUSTEE                HELD BY TRUSTEE
Paul Belica                              15                    None.
Age 81

Robert E. Connor                         17                    None.
Age 68


                                                TERM OF OFFICE
       NAME, ADDRESS        POSITION(S)         AND LENGTH OF
          AND AGE          HELD WITH FUND        TIME SERVED           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
                                                                    Corporate Office, Salomon Smith Barney Inc.

John J. Dalessandro II*   Trustee             Since inception       President and Director, J.J. Dalessandro II Ltd.,
Age 65                                        (April, 2003).        registered broker-dealer and member of the New York
                                                                    Stock Exchange; Trustee, Nicholas-Applegate
                                                                    Convertible & Income Fund, PIMCO Corporate
                                                                    Opportunity Fund, PIMCO Corporate Income Fund, PIMCO
                                                                    High Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                                    California Municipal Income Fund, PIMCO New York
                                                                    Municipal Income Fund, PIMCO Municipal Income Fund
                                                                    II, PIMCO California Municipal Income Fund II, PIMCO
                                                                    New York Municipal Income Fund II, PIMCO Municipal
                                                                    Income Fund III, PIMCO California Municipal Income
                                                                    Fund III and PIMCO New York Municipal Income Fund
                                                                    III.

                                    NUMBER OF
                                 PORTFOLIOS IN
                                  FUND COMPLEX
       NAME, ADDRESS              OVERSEEN BY           OTHER DIRECTORSHIPS
          AND AGE                   TRUSTEE                HELD BY TRUSTEE
John J. Dalessandro II*                  14                    None.
Age 65

----------------
* Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, NACM, NFJ or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange.

                               Interested Trustees

     Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers

                                              TERM OF OFFICE AND
                               POSITION(S)      LENGTH OF TIME
    NAME, ADDRESS AND AGE     HELD WITH FUND       SERVED                 PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Stephen J. Treadway            Chairman       Since inception    Managing Director, Allianz Dresdner Asset Management of America
2187 Atlantic Street                          (April, 2003).     L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors
Stamford, CT 06902                                               Fund Management LLC; Managing Director and Chief Executive Officer,
Age 55                                                           PIMCO Advisors resident, OCC Accumulation Trust; Trustee and
                                                                 Chairman, PIMCO Corporate Income Fund, PIMCO Municipal Income
                                                                 FDistributors LLC ("PAD"); Trustee and Chairman, PIMCO Funds:
                                                                 Multi-Manager Series; Trustee, Chairman and und, PIMCO California
                                                                 Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO
                                                                 Municipal Income Fund II, PIMCO California Municipal Income Fund
                                                                 II, PIMCO New York Municipal Income Fund II and Municipal Advantage
                                                                 Fund, Inc.; Chairman, Nicholas-Applegate Convertible & Income Fund,
                                                                 PIMCO High Income Fund, PIMCO Municipal Income Fund III, PIMCO
                                                                 California Municipal Income Fund III and PIMCO New York Municipal
                                                                 Income Fund III.

Brian S. Shlissel              President      Since inception    Senior Vice President, PIMCO Advisors Fund Management LLC;
Age 38                         and Chief      (April, 2003).     Executive Vice President and Treasurer, OCC Accumulation Trust;
                               Executive                         President and Chief Executive Officer, Fixed Income SHares,
                               Officer                           Nicholas-Applegate Convertible Municipal Income Fund, PIMCO
                                                                 California Municipal Income Fund, PIMCO New York Municipal
                                                                 Income Fund, PIMCO & Income Fund, PIMCO Corporate Opportunity
                                                                 Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund,
                                                                 PIMCO Municipal Income Fund II, PIMCO California Municipal
                                                                 Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO
                                                                 Municipal Income Fund III, PIMCO California Municipal Income
                                                                 Fund III, PIMCO New York Municipal Income Fund III and
                                                                 Municipal Advantage Fund, Inc.; Formerly, Vice President,
                                                                 Mitchell Hutchins Asset Management Inc.

Lawrence G. Altadonna          Treasurer;     Since inception    Vice President, PIMCO Advisors Fund Management LLC; Treasurer and
Age 36                         Principal      (April, 2003).     Principal Financial and Accounting Officer, Nicholas-Applegate
                               Financial                         Convertible & Income Fund, PIMCO Corporate Opportunity Fund,
                               and                               PIMCO Corporate Income Fund, Financial PIMCO High Income Fund,
                               Accounting                        PIMCO Municipal Income Fund, PIMCO California Municipal Income
                               Officer                           Fund, PIMCO New York and Municipal Income Fund, PIMCO Municipal
                                                                 Income Fund II, PIMCO California Municipal Income Fund II,
                                                                 PIMCO New Accounting York Municipal Income Fund II, PIMCO
                                                                 Municipal Income Fund III, PIMCO California Municipal Income
                                                                 Fund III, Officer PIMCO New York Municipal Income Fund III and
                                                                 Municipal Advantage Fund, Inc.; Treasurer, Fixed Income SHares;
                                                                 Assistant Treasurer, OCC Accumulation Trust. Formerly, Director
                                                                 of Fund Administration, Prudential Investments.

Newton B. Schott, Jr.          Vice           Since inception    Managing Director, Chief Administrative Officer, Secretary and
2187 Atlantic Street           President,     (April, 2003).     General Counsel, PAD; Managing Director, Chief Legal Officer and
Stamford, CT 06902             Secretary                         Secretary, PIMCO Advisors Fund Management LLC; President, Chief
Age 60                                                           Executive Officer and Income Fund, PIMCO Corporate Opportunity
                                                                 Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund,
                                                                 PIMCO Secretary, PIMCO Funds: Multi-Manager Series; Vice
                                                                 President and Secretary, Nicholas-Applegate Convertible &
                                                                 Municipal Income Fund, PIMCO California Municipal Income Fund,
                                                                 PIMCO New York Municipal Income Fund, PIMCO Municipal Income
                                                                 Fund II, PIMCO California Municipal Income Fund II, PIMCO New
                                                                 York Municipal Income Fund II, PIMCO Municipal Income Fund III,
                                                                 PIMCO California Municipal Income Fund III, PIMCO New York
                                                                 Municipal Income Fund III and Municipal Advantage Fund, Inc.;
                                                                 Secretary, Fixed Income SHares.

Douglas Forsyth                Vice           Since inception    Senior Portfolio Manager and Member of the Executive Committee of
600 West Broadway              President      (April, 2003).     NACM; Vice-President, Nicholas-Applegate Convertible & Income
San Diego, CA 92101                                              Fund.
Age 34

Benno J. Fischer               Vice           Since Inception    Managing Director and founding partner of NFJ.
2121 San Jacinto               President      (April, 2003)
Dallas, TX 75201

     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                                       POSITIONS HELD WITH AFFILIATED PERSONS OR
                    NAME                   PRINCIPAL UNDERWRITERS OF THE FUND

             Stephen J. Treadway                       See above.

              Brian S. Shlissel                        See above.

             Lawrence Altadonna                        See above.

            Newton B. Schott, Jr.                      See above.

               Douglas Forsyth                         See above.

              Benno J. Fischer                         See above.

COMMITTEES OF THE BOARD OF TRUSTEES

     Audit Oversight Committee

     Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager, the Portfolio Managers and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

     Nominating Committee

     Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

     Valuation Committee

     Reviews procedures for the valuation of securities and periodically reviews information from the Manager and the Portfolio Managers regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

     Compensation Committee

     The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, either Portfolio Manager or any entity controlling, controlled by or under common control with the Manager or either Portfolio Manager. Messrs. Belica and Connor, each of whom is an Independent Trustee, serve on this committee.

SECURITIES OWNERSHIP

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:

                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF EQUITY     REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
        NAME OF TRUSTEE            SECURITIES IN THE FUND              IN FAMILY OF INVESTMENT COMPANIES
          Paul Belica                      None.                            (greater than) $100,000

       Robert E. Connor                    None.                                     None.

    John J. Dalessandro II                 None.                                     None.

     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:

                            NAME OF OWNERS AND                                           VALUE OF       PERCENT OF
     NAME OF TRUSTEE     RELATIONSHIPS TO TRUSTEE      COMPANY      TITLE OF CLASS      SECURITIES         CLASS
Paul Belica                        None.

Robert E. Connor                   None.

John J. Dalessandro II             None.

     As of [__________], 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of [___________], 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

                                                                                PERCENTAGE OF THE FUND'S
                                                              NUMBER OF         OUTSTANDING SHARES AS OF
SHAREHOLDER                                                 COMMON SHARES             [______], 2003
---------------------------------------------------         -------------       ------------------------
Allianz Dresdner Asset Management of America L.P.
1345 Avenue of the Americas
New York, New York  10105                                      [_____]                    100%

COMPENSATION

     Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), Nicholas Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, and PIMCO High Income Fund, thirteen closed-end funds for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser. In addition to the Fund, the Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund and PIMCO High Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the "independent" Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, either Portfolio Manager, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Salomon Smith Barney Inc. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and the Portfolio Managers.

     The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NACM, NFJ or any entity controlling, controlled by or under common control with
the Manager, NACM or NFJ, receives $      for each joint meeting for the first
four joint meetings in each year and $     for each additional joint
meeting in such year if the meetings are attended in person. Trustees receive
$        per joint meeting if the meetings are attended telephonically. Members
of the Audit Oversight Committee will receive $          per fund per joint
meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

     The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any Preferred Shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending [___________], 2004. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, either Portfolio Manager or any entity controlling, controlled by or under common control with the Manager or either Portfolio Manager serves without any compensation from the Fund.

                                                          Total Compensation
                             Estimated Compensation   from the Fund Complex Paid
                             from the Fund for the      to the Trustees for the
                               Fiscal Year Ending         Calendar Year Ending
     Name of Trustee           [_________], 2004*         December 31, 2002**
-------------------------   ------------------------   -------------------------

Paul Belica                           $[    ]                   $78,400

Robert E. Connor                      $[    ]                   $87,170

John J. Dalessandro II                $[    ]                   $76,400

----------
     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.

     ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. Its officers are compensated by the Manager and the Portfolio Managers.

CODES OF ETHICS

     The Fund, the Manager, NACM and NFJ have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund and directors, officers and employees of the Manager and Portfolio Managers, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or either Portfolio Manager, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager, NACM and NFJ have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGERS

INVESTMENT MANAGER

     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager is a Delaware limited liability company organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987. The Manager is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America," formerly PIMCO Advisors L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

     The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.

     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of March 31, 2003, the Manager had approximately $[___] billion in assets under management. As of March 31, 2003, ADAM of America and its subsidiary partnerships, including NACM and NFJ, had approximately $[___] billion in assets under management.

     Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in ADAM of America. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all ADAM of America's units owned directly or indirectly by Pacific Life. The call option held by Allianz of America allows it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of ADAM of America's units owned directly or indirectly by Pacific Life.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager, NACM and NFJ. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM and NFJ do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed elsewhere in this Statement of Additional Information, the Manager has retained NACM and NFJ to serve as the Fund's sub-advisers.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as NACM and NFJ serve as the Portfolio Managers for the Fund, the Manager's obligation under the Investment

Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NACM and NFJ the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, NACM and NFJ, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of [___]% of the Fund's average daily total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

PORTFOLIO MANAGERS

     NACM and NFJ (each, a "Portfolio Manager" and collectively, the "Portfolio Managers"), each serve as sub-advisers for the Fund pursuant to separate portfolio management agreements (the "Portfolio Management Agreements," and individually, a "Portfolio Management Agreement") between each Portfolio Manager and the Manager. NACM is responsible for managing the portfolio investment of the Fund's Convertible/High Yield Component and NFJ is responsible for managing the portfolio investments of the Fund's Equity Income Component. Under each Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, the Portfolio Manager's obligation is to furnish continuously an investment program with respect to its Component of the Fund, to make investment decisions on behalf of the Component and to place all orders for the purchase and sale of portfolio securities and all other investments for the Component.

     Under each Portfolio Management Agreement, the Manager (and not the Fund) has agreed to pay the relevant Portfolio Manager a monthly fee equal to [ ]% of the Fund's average daily total managed assets attributable to the Component managed by the Portfolio Manager [Breakpoint information to be provided].

NACM

     NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC ("ADAM Equities"), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of ADAM of America.

     NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of March 31, 2003, NACM had approximately $[___] billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.

NFJ

     NFJ is an investment management firm organized as a limited partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: PIMCO Advisors Fund Management LLC ("PAFM") as the supervisory partner and NFJ Management Inc. as the managing partner. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisory Services Holdings LLC, of which PAFM is a wholly-owned subsidiary.

     NFJ provides investment management services to a number of institutional accounts, including investment companies, employee benefit plans, college endowment funds and foundations. As of March 31, 2003, NFJ had approximately $[___] billion in assets under management. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201.

CERTAIN TERMS OF THE INVESTMENT MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

     The Investment Management Agreement and the Portfolio Management Agreements were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or the Portfolio Managers). The Investment Management Agreement and Portfolio Management Agreements will continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, the applicable Portfolio Manager, or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreements automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. Each Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to the applicable Portfolio Manager or by the Portfolio Manager to the Manager, or by the Fund at any time by notice to the Manager and the applicable Portfolio Manager.

     The Investment Management Agreement and the Portfolio Management Agreements each provide that the Manager or Portfolio Manager, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BASIS FOR APPROVAL OF THE INVESTMENT MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

     In determining to approve the Investment Management Agreement and the Portfolio Management Agreements, the Trustees met with the relevant investment advisory personnel from the Manager and the Portfolio Managers and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and each Portfolio Manager were appropriate to fulfill effectively the duties of the Manager and each Portfolio Manager on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and Portfolio Managers, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by each Portfolio Manager in managing its Component of the Fund. In this connection, the Trustees considered each Portfolio Manager's in-house research capabilities as well as other resources available to each Portfolio Manager's personnel, including research services available to a Portfolio Manager as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that each Portfolio Manager's investment process, research capabilities and philosophy were well suited to the particular Component of the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and the Portfolio Managers to the Fund under the Investment Management Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and each Portfolio Manager's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and each Portfolio Manager's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by the Manager and the Portfolio Managers to the Fund. The Trustees also evaluated the procedures of the Manager and the Portfolio Managers designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which each Portfolio Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of each Portfolio Manager in these matters. The Trustees also received information concerning standards of the Manager and the Portfolio Managers with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's anticipated profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

     Investment decisions for the Fund and for the other investment advisory clients of the Manager and each Portfolio Manager are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and the Portfolio Managers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or a Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Portfolio Manager, as applicable. The Manager or a Portfolio Manager may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or Portfolio Manager believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, each Portfolio Manager places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Component of the Fund managed by the Portfolio Manager and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, each Portfolio Manager uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, each Portfolio Manager, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, each Portfolio Manager places orders for the purchase and sale of portfolio investments for its Component of the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, each Portfolio Manager will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when a Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, each Portfolio Manager may receive research services from many broker-dealers with which the Portfolio Manager places the Fund's portfolio transactions. Each Portfolio Manager may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Some of these services are of value to a Portfolio Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fees paid by the Manager to either Portfolio Manager is reduced because a Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Portfolio Manager may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to that Portfolio Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or either Portfolio Manager, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."

     References to each Portfolio Manager in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Portfolio Manager's Component of the Fund and place orders for the purchase and sale of the Component's portfolio investments.

                                  DISTRIBUTIONS

     As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially, and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on any outstanding Preferred Shares of the Fund. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Prospectus under "Preferred Shares and related leverage."

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund has Preferred Shares outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.

     The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value fluctuations are expected to be greater if, as expected, the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End

Fund" and the Prospectus under "Preferred Shares and related leverage" and "Description of shares--Common Shares."

PREFERRED SHARES

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares in order to leverage the Convertible/High Yield Component of the Fund. It is expected that the Preferred Shares would represent approximately 32% of the Fund's total capital (and approximately 38% of the Convertible/High Yield Component) immediately after the time the Preferred Shares are issued, within approximately one to three months after completion of the offering of the Common Shares. An offering of Preferred Shares will be made, if at all, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. As noted, it is expected that the net proceeds of a Preferred Share offering, and the associated leverage, would be designated as part of the Convertible/High Yield Component only, and no corresponding leverage would be attributed to the Equity Income Component. It is expected that the Convertible/High Yield Component would represent approximately 83% (and the Equity Income Component approximately 17%) of the Fund's total net assets immediately after issuance of the Preferred Shares. The two Components will not ordinarily be rebalanced. Therefore, the percentage of the Fund's assets represented by each Component will vary over time and from time to time based on relative investment performance as well as market fluctuations and other factors. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

     Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 32% of the value of the Fund's total net assets. The Fund intends to repurchase Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's total net assets.

     Distribution Preference. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) repurchased or (2) called for repurchase and sufficient funds shall have been deposited in trust to effect such repurchase.

     Repurchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they may be repurchased by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any repurchase or other retirement of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the present intention of the Board of Trustees of the Fund with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deductions for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

     Fund Distributions. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among the two (or more) classes.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund repurchases some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and Preferred Shareholders whose shares are not repurchased will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Discount Obligations. Some of the debt obligations (with a maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. The Bush Administration has proposed imposing a 100% tax on a charitable remainder trust's unrelated business income in lieu of removing the trust's income tax exemption. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (or a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup withholding rate as well.

     In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     Recent Tax Shelter Reporting Regulations. Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

     Recent Tax Proposal. The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix A for additional performance related and comparative and other information.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

                                                                  , serves as
custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                [TO BE PROVIDED]

                              FINANCIAL STATEMENTS

             PAFM - NICHOLAS-APPLEGATE/NFJ CONVERTIBLE & INCOME FUND

                             STATEMENT OF NET ASSETS
                                [________], 2003

         Assets:
            Cash                                         $[      ]
                                                         ---------

                  Total Assets                            [      ]
                                                         ---------

         Net Assets (___ shares of $[0.00001] par
          value shares of beneficial interest issued
          and outstanding; unlimited shares authorized    [      ]
                                                         ---------

                  Net asset value per share              $[      ]
                                                         =========

                                   APPENDIX A

                             PERFORMANCE RELATED AND
                        COMPARATIVE AND OTHER INFORMATION

     From time to time, the Fund, the Manager and the Portfolio Managers may report to shareholders or to the public in advertisements concerning the performance of the Manager and either Portfolio Manager as adviser to clients other than the Fund, or on the comparative performance or standing of the Manager and either Portfolio Manager in relation to other money managers. The Manager and the Portfolio Managers also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager or either Portfolio Manager should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

                     [ADDITIONAL INFORMATION TO BE PROVIDED]

                                   APPENDIX B

                      DESCRIPTION OF PROXY VOTING POLICIES

                                [TO BE PROVIDED]

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:


            Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.


      2. Exhibits:

a.    Agreement and Declaration of Trust dated April 22, 2003, filed herewith.

b.    Bylaws of Registrant dated April 22, 2003, filed herewith.

c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith.

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith.

d.3   Form of Share Certificate of the Common Shares.*

e.    Terms and Conditions of Dividend Reinvestment Plan.*

f.    None.

g.1 Form of Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC.*

g.2 Form of Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and NFJ Investment Group L.P.*

g.3 Form of Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC.*

h.1   Form of Underwriting Agreement.*

h.2   Form of Master Selected Dealer Agreement.*

h.3   Form of Master Agreement Among Underwriters.*

i.    None.

j.    Form of Custodian Agreement between Registrant and             .*

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.*

k.2 Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC.*

l.     Opinion and consent of Ropes & Gray.*

m.     None.

n.     Consent of Registrant's independent accountants.*

o.     None.

p. Subscription Agreement of Allianz Dresdner Asset Management of America L.P. dated _________ 2003.*


q.     None.


r.1    Code of Ethics of Registrant dated ________ 2003.*

r.2    Code of Ethics of PIMCO Advisors Fund Management LLC.*

r.3    Code of Ethics of Nicholas-Applegate Capital Management LLC.*

r.4    Code of Ethics of NFJ Investment Group L.P.*

--------------------------

        *  To be filed by amendment.

Item 25: Marketing Arrangements

         To be filed by amendment.


Item 26: Other Expenses of Issuance and Distribution

         Securities and Exchange Commission Fees               $       *
         National Association of Securities Dealers, Inc. Fees         *
         Printing and engraving expenses                               *
         Legal fees                                                    *
         New York Stock Exchange listing fees                          *
         Accounting expenses                                           *
         Transfer Agent fees                                           *
         Marketing expenses                                            *
         Miscellaneous expenses                                        *
                                                               ---------
             Total                                                     *

         * To be completed by amendment. Expenses may be reduced pursuant to an expected contractual arrangement of PIMCO Advisors Fund Management LLC to pay the Fund's organizational expenses and the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share.

Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities

      At April 23, 2003
                                              Number of
               Title of Class               Record Holders
               --------------               --------------

         Common Shares, par value $0.00001       0

Item 29: Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

       Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Nicholas-Applegate Capital Management LLC and NFJ Investment Group L.P., the Registrant's sub-advisers, are set forth under the captions "Investment Manager" and "Portfolio Managers" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC, Nicholas-Applegate Capital Management LLC and NFJ Investment Group L.P..

                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                Position with Advisor         Other Connections
----------------    --------------------------    ------------------------------

Larry A. Altadonna  Vice President                Vice President, OpCap
                                                  Advisors LLC

Andrew Bocko        Senior Vice President and     Senior Vice President,
                    Director of IT                PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.

Tim Clark           Managing Director

Cindy Columbo       Vice President

Patrick Coyne       Vice President

Derek Hayes         Senior Vice President

Steve Jobe          Senior Vice President

Alan Kwan           Vice President

John C. Maney       Chief Financial Officer       Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.;
                                                  Chief Financial Officer, PIMCO
                                                  Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management U.S. Equities
                                                  LLC, Cadence Capital
                                                  Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, Pacific
                                                  Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors
                                                  LLC, PIMCO Equity Advisors
                                                  LLC, PIMCO Equity Partners
                                                  LLC, PIMCO Advisors
                                                  Advertising Agency Inc.,
                                                  PIMCO Advisors Distributors
                                                  LLC, Allianz Private Client
                                                  Services LLC, and StocksPLUS
                                                  Management Inc. and Value
                                                  Advisors LLC

Vinh T. Nguyen      Vice President and            Vice President and Controller,
                    Controller                    PIMCO Advisors Fund Management
                                                  LLC, Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Advisors Advertising
                                                  Agency Inc., PIMCO Advisors
                                                  Distributors LLC, Allianz
                                                  Private Client Services LLC,
                                                  and StocksPLUS Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Advisors Fund
                       and Assistant Secretary    Management LLC, Allianz
                                                  Dresdner Asset Management Of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S. Equities
                                                  LLC, Allianz Hedge Fund
                                                  Partners L.P., Allianz Private
                                                  Client Services LLC, Cadence
                                                  Capital Management LLC, NFJ
                                                  Investment Group L.P., OCC
                                                  Distributors LLC, OpCap
                                                  Advisors LLC, Oppenheimer
                                                  Capital LLC, PIMCO Advisors
                                                  Retail Holdings LLC, PIMCO
                                                  Advisors Managed Accounts
                                                  LLC, PIMCO Advisors CD
                                                  Distributors LLC, PIMCO
                                                  Equity Advisors LLC

Bob Rokose             Vice President and
                       Assistant Controller

Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Advisors
                       Chief Legal Officer        Managed Accounts LLC;
                       and Secretary              Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary, PIMCO Advisors
                                                  Advertising Agency Inc.;
                                                  Managing Director, Executive
                                                  Vice President, General
                                                  Counsel and Secretary, PIMCO
                                                  Advisors Distributors LLC

Brian S. Shlissel      Senior Vice President      Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC


Stewart A. Smith       Vice President and         Secretary, PIMCO Advisors Fund
                       Assistant Secretary        Management LLC, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., Allianz Dresdner
                                                  Asset Management U.S.
                                                  Equities LLC, Allianz Hedge
                                                  Fund Partners L.P., Allianz
                                                  Private Client Services LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., PIMCO Advisors Retail
                                                  Holdings LLC, PIMCO Advisors
                                                  Managed Accounts LLC, PIMCO
                                                  Advisors CD Distributors LLC
                                                  and PIMCO Equity Advisors
                                                  LLC; Assistant Secretary,
                                                  Oppenheimer Capital LLC,
                                                  OpCap Advisors and OCC
                                                  Distributors LLC

Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Advisors Advertising Agency
                                                  Inc.; Managing Director and
                                                  Chief Executive Officer,
                                                  PIMCO Advisors Distributors
                                                  LLC; Managing Director,
                                                  PIMCO Advisors Managed
                                                  Accounts LLC, Allianz
                                                  Private Client Services LLC,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.

James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P.; Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Advisors Distributors
                                                  LLC

                      Nicholas-Applegate Capital Management LLC
                          600 West Broadway 30th Floor
                               San Diego, CA 92101

--------------------------------------------------------------------------------
Name                   Position with Portfolio Manager   Other Affiliations
--------------------------------------------------------------------------------
Charles H. Field       Deputy General Counsel            Secretary, Nicholas-
                                                         Applegate Institutional
                                                         Funds; Director, Torrey
                                                         Pines Ltd., Convertible
                                                         Arbitrage Fund Ltd.,
                                                         Nicholas-Applegate
                                                         South East Asia Fund;
                                                         Deputy General Counsel,
                                                         Nicholas-Applegate
                                                         Securities LLC

Peter J. Johnson       Head of Institutional Sales

C. William Maher, CPA  Chief Financial Officer           Chief Financial Officer
                                                         and Treasurer,
                                                         Nicholas-Applegate
                                                         Securities; Treasurer,
                                                         Nicholas-Applegate
                                                         Institutional Funds

E. Blake Moore, Jr.    General Counsel                   Trustee, Chairman of
                       and Secretary                     the Board and
                                                         President, Nicholas-
                                                         Applegate Institutional
                                                         Funds; General Counsel
                                                         and Secretary,
                                                         Nicholas-Applegate
                                                         Securities; Director,
                                                         Nicholas-Applegate
                                                         Southeast Asia Fund

Arthur E. Nicholas     Chairman                          Chairman and President,
                                                         Nicholas-Applegate
                                                         Securities; Director
                                                         and Chairman of the
                                                         Board, Nicholas-


                                                          Applegate Fund, Inc.;
                                                          President, Nicholas-
                                                          Applegate Securities
                                                          International LDC

Eric S. Sagerman           Head of Global Marketing       Director, Nicholas-
                                                          Applegate South East
                                                          Asia Fund

Horacio A. Valeiras, CFA   Chief Investment Officer

Marna C. Whittington,      President and Chief Executive
   Ph.D.                   Officer


                            NFJ Investment Group L.P.
                          2121 San Jacinto, Suite 1840
                               Dallas, Texas 75201


------------------------------------------------------------------------------------------------------
Name                          Position with Portfolio Manager        Other Affiliations
------------------------------------------------------------------------------------------------------
Benno J. Fischer              Managing Director                      Director, Managing Director,
                                                                     Co-Chairman, NFJ Management Inc.

John L. Johnson               Managing Director                      Director, Managing Director,
                                                                     Co-Chairman, NFJ Management Inc.

Jack C. Najork                Managing Director                      Director, Managing Director,
                                                                     Co-Chairman, NFJ Management Inc.

John C. Maney                 Chief Financial Officer                See PIMCO Advisors Fund
                                                                     Management LLC

Vinh T. Nguyen                Controller                             See PIMCO Advisors Fund
                                                                     Management LLC

Stewart A. Smith              Secretary                              See PIMCO Advisors Fund
                                                                     Management LLC

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of and/or PFPC Inc., 400 Bellevue
Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

     A copy of the Agreement and Declaration of Trust of PAFM - Nicholas-Applegate/NFJ Convertible & Income Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 23rd day of April, 2003.

                                   PAFM - Nicholas-Applegate/NFJ Convertible &
                                   Income Fund

                                       /s/ Brian S. Shlissel
                                   By: ---------------------------------
                                       Brian S. Shlissel,
                                       President

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           Name                          Capacity                    Date
           ----                          --------                    ----

/s/ Brian S. Shlissel                  Trustee and President      April 23, 2003
---------------------------------
Brian S. Shlissel

/s/ Lawrence Altadonna                 Treasurer and Principal    April 23, 2003
---------------------------------      Financial and Accounting
Lawrence Altadonna                     Officer

                               INDEX TO EXHIBITS

Exhibit      Exhibit Name
-------      ------------



a.           Agreement and Declaration of Trust dated April 22, 2003.

b.           Bylaws of Registrant dated April 22, 2003.